SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 _____________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 _____________


        Date of report (Date of earliest event reported): July 31, 2003


                             AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)



     Delaware                   000-02324                   11-1974412

 (State of Other Jurisdiction   (Comission                  (IRS Employer
       of Incorporation)         File Number)               Identification No.)



 35 South Service Road, Plainview, New York                   11803
      (Address of Principal Executive Offices)              (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)


Item 5.  Other Events.

     On July 31, 2003, Aeroflex Incorporated ("Aeroflex"), acquired, through certain of its subsidiaries, the Racal Instruments Wireless Solutions business. Aeroflex purchased the business in a series of simultaneous transactions, as follows:

          (i) from Racal Instruments Group Limited, a company registered in England and Wales ("RIG") all of the share capital of Racal Instruments Limited, a company located in England and engaged in the wireless manufacturing business (the "Stock Purchase" and such agreement, the "Stock Purchase Agreement");

          (ii) from Racal Instruments Inc. ("RII"), substantially all of the assets of the wireless sales business owned in the United States by RII (the "US Asset Purchase" and such agreement, the "US Asset Purchase Agreement"); and

          (iii)from RIG substantially all of the assets of the wireless sales business owned in France by Racal Instruments SAS, a corporation organized under the laws of France, owned in Germany by Racal Instruments GmbH, a corporation organized under the laws of Germany, and owned in Italy by Racal Instruments srl, a corporation organized under the laws of Italy (the "European Asset Purchase," and such agreement, the "European Asset Purchase Agreement" and the European Asset Purchase, together with the US Asset Purchase and the Stock Purchase, the "Wireless Acquisition") .

     The purchase price for the Wireless Acquisition was $38,000,000 in cash plus up to $16,570,867 of deferred consideration in either cash or Aeroflex common stock, at Aeroflex's option, depending on the Wireless Solutions Group achieving certain performance goals for the year ending July 31, 2004.

     A press release ("Press Release") describing the acquisition was issued by Aeroflex on July 31, 2003.

     The Stock Purchase Agreement, US Asset Purchase Agreement, European Asset Purchase Agreement and Press Release are attached hereto as Exhibits 99.1, 99.2,
99.3 and 99.4, respectively, and each is incorporated herein by reference in its entirety. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to such Exhibits.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

99.1 Stock Purchase Agreement dated as of July 31, 2003, by and among RIG, Aeroflex and IFR Systems Limited, a wholly-owned subsidiary of Aeroflex. (Stock Purchase Agreement)

99.2 Asset Purchase Agreement dated as of July 31, 2003 by and between RII and Aeroflex (US Asset Purchase Agreement)

99.3 Asset Purchase Agreement dated as of July 31, 2003, by and among RIG and Aeroflex (European Asset Purchase Agreement)

99.4    Press Release issued by Aeroflex on July 31, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AEROFLEX INCORPORATED

                                By:/s/Michael Gorin
                                Name:  Michael Gorin
                                Title: President, Chief Financial Officer and
                                       Principal Accounting Officer

Dated:  August 5, 2003


EXHIBIT INDEX

Exhibit No.    Description

       99.1 Stock Purchase Agreement dated as of July 31, 2003, by and among RIG, Aeroflex and IFR Systems Limited, a wholly-owned subsidiary of Aeroflex. (Stock Purchase Agreement)

        99.2 Asset Purchase Agreement dated as of July 31, 2003 by and between RII and Aeroflex (US Asset Purchase Agreement)

        99.3 Asset Purchase Agreement dated as of July 31, 2003, by and among RIG and Aeroflex (European Asset Purchase Agreement)

        99.4  Press Release issued by Aeroflex on July 31, 2003.